EXHIBIT 32.1



                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,

                               UNITED STATES CODE)



Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of Patron Systems, Inc., a Delaware corporation (the "Company"), do hereby certify with respect to the Annual Report of the Company on Form 10-KSB for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission (the "10-KSB Report") that:

         1.       the 10-KSB  Report fully  complies  with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2.       the   information   contained  in  the  10-KSB  Report  fairly
                  presents, in all material respects, the financial condition and results of operations of the Company.



Date: June 29, 2005                         /S/ ROBERT CROSS
                                            ---------------------------------
                                            Robert Cross

                                            Chief Executive Officer
                                            & Acting Chief Financial Officer